UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

two

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TWO

195 US HWY 50, Suite 208

ZEPHYR COVE, NV 89448

LETTER TO SHAREHOLDERS

TO THE SHAREHOLDERS OF TWO:

You are cordially invited to attend the extraordinary general meeting in lieu of an annual general meeting of two, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on          , 2023, at 11:00 a.m. Eastern Time (the “Meeting”), at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned or postponed. You will not be required to attend the Meeting in person in order to vote.

The attached Notice of the Meeting and proxy statement describe the business the Company will conduct at the Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the attached proxy statement, the Meeting will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) as provided by the resolution in the form set forth in Annex A to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses (a “business combination”) (such date, the “Termination Date”) from January 1, 2024 (the “Original Termination Date”) (as extended, the “Charter Extension”) until July 1, 2024 (as extended, the “Charter Extension Date”) or such earlier date as determined by the Board (the “Extension Amendment Proposal”);

2.	Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the audit committee of the Board of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”);

3.	Proposal No. 3 — Director Election Proposal — To re-elect, by way of ordinary resolution of the holders of the Class B ordinary shares of the Company, par value $0.0001 per share (“Class B Ordinary Shares,” together with Class A Ordinary Shares, “Ordinary Shares”), M. Joseph Beck and Adam Blake as the Class III directors of the Board to hold office until the 2026 annual general meeting of the Company (the “Director Election Proposal”); and

4.	Proposal No. 4 — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or for any other reason in the discretion of the chairperson of the Meeting (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

Each of the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

i

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination (the “Business Combination”).

On August 15, 2023, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) with LatAm Logistic Properties S.A., a company incorporated under the laws of Panama (together with its successors, “LLP”), by a joinder agreement, each of Logistic Properties of the Americas, a Cayman Islands exempted company (“Pubco”), and Logistic Properties of the Americas Subco, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco, and upon execution of a joinder agreement, a to-be-formed company incorporated under the laws of Panama to be a wholly-owned subsidiary of Pubco, for a proposed business combination among the parties (the “LLP Transaction”). Pursuant to the Business Combination Agreement, Pubco will become the parent company of each of the Company and LLP following the consummation of the LLP Transaction. The total consideration to be paid by Pubco to LLP’s shareholders at the closing of the LLP Transaction (the “Merger Consideration”) will be an amount equal to $286,000,000. The Merger Consideration will be payable in new Pubco ordinary shares, each valued at a price per share equal to ten U.S. dollars ($10.00). The Business Combination Agreement does not provide for any purchase price adjustment.

The Company intends to call an extraordinary general meeting of its shareholders to approve the LLP Transaction. The Company currently has until January 1, 2024 to complete the LLP Transaction, which the Board believes is insufficient time to complete all the steps necessary to complete the LLP Transaction or another Business Combination if the LLP Transaction is not completed. Accordingly, the Board has determined that it is in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to consummate the LLP Transaction. Without the Charter Extension, the Company believes that it will not be able to complete the LLP Transaction on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing the LLP Transaction and would be forced to liquidate on the Original Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Class A Ordinary Shares (the “Public Shares”) sold in the Company’s initial public offering (the “initial public offering”) may elect (the “Election”) to redeem their Public Shares upon approval of the Extension Amendment Proposal (the “Redemption”). The per-share Redemption price will be paid in cash and equal to the aggregate amount then on deposit in the Company’s trust account, which was established at the initial public offering (the “Trust Account”), including interest earned and not previously released to the Company to pay its income taxes less up to $100,000 of interest to pay dissolution expenses, divided by the number of Public Shares then in issue, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the LLP Transaction. In addition, public shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the LLP Transaction by the Charter Extension Date. Our 5,359,375 Class B Ordinary Shares are held by (i) all of our holders of Class B Ordinary Shares immediately prior to our initial public offering, including two sponsor, a Cayman Islands limited liability company, and the Company’s officers and directors at the time of the initial public offering, to the extent they hold such shares and (ii) HC PropTech Partners III LLC, our sponsor (the “Sponsor”), our officers, directors, advisors and their affiliates.

On the Record Date (as defined below), the redemption price per share was approximately $        (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $          million as of the Record Date (including interest not previously released to the Company to pay its income taxes, and less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the New York Stock Exchange (the “NYSE”) on the Record Date was $        . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving $         per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the LLP Transaction on or before the Original Termination Date.

ii

The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $                million that was in the Trust Account as of the Record Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $            or (y) $                for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on January 2, 2024 and on the 2nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the LLP Transaction. If more than            Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be decreased proportionately. For example, if we complete the LLP Transaction on July 1, 2024, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $             per share, with the aggregate maximum contribution to the Trust Account being $                 .. However, if                 Public Shares are redeemed and              of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be $             per share, with the aggregate maximum contribution to the Trust Account being $                 ..

Assuming the Extension Amendment Proposal is approved, the initial Contribution amount will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account within seven calendar days from the 2nd day of such calendar month. The Contributions are conditioned upon the implementation of the Charter Extension. The Contributions will not be made if the Charter Extension is not approved or the Extension is not completed. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the proposals will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following January 1, 2024 until July 1, 2024 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination.

If the Extension Amendment Proposal is not approved and the LLP Transaction is not completed on or before the Original Termination Date, January 1, 2024, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of such Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

iii

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal (if put forth at the Meeting) requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law of the holders of the Class B Ordinary Shares, being the affirmative vote of a simple majority of the votes cast by the holders of the Class B Ordinary Shares, who, being entitled to do so, vote in person or by proxy at the Meeting. The Adjournment Proposal, if put forth and adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies or for any other reason in the discretion of the chairperson of the Meeting. The Adjournment Proposal will be put forth for a vote if the Company anticipates that there are not sufficient votes to approve the Extension Amendment Proposal at the Meeting or for any other reason in the discretion of the chairperson of the Meeting, and if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal will not be submitted to the shareholders for a vote.

The Board has fixed the close of business on          , 2023 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Meeting and any adjournment or postponement thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment or postponement thereof.

The Company believes that it is in the best interests of the Company’s shareholders that the Company obtains the Charter Amendments and that the selection of Withum as the Company’s independent registered public accounting firm for the year ending December 31, 2023 is ratified. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed are the proxy statement containing detailed information about the Meeting, the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal, and the Annual Report on Form 10-K for the year ended December 31, 2022. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Two Very truly yours,

Thomas D. Hennessy
Chairman of the Board

Your vote is very important. Whether or not you plan to attend the Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented and voted at the Meeting. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting or any adjournment or postponement thereof. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal (if put forth at the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Approval of the Director Election Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Class B Ordinary Shares, who, being entitled to do so, vote in person or by proxy at the Meeting. Accordingly, if you fail to vote in person or by proxy at the Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal (if put) are approved by the requisite majorities. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting.

iv

NOTICE OF AN EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF TWO

TO BE HELD ON              , 2023

TO THE SHAREHOLDERS OF TWO:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of the shareholders of two, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), will be held on       , 2023, at 11:00 a.m. Eastern Time (the “Meeting”), at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned or postponed. You will not be required to attend the Meeting in person in order to vote. You are cordially invited to attend the Meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated             , 2023 and is first being mailed, along with the Annual Report on Form 10-K for the year ended December 31, 2022, to shareholders on or about                   , 2023:

1.	Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) as provided by the resolution in the form set forth in Annex A to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses (a “business combination”) (such date, the “Termination Date”) from January 1, 2024 (the “Original Termination Date”) (as extended, the “Charter Extension”) until July 1, 2024 (as extended, the “Charter Extension Date”) or such earlier date as determined by the Board (the “Extension Amendment Proposal”);

2.	Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the audit committee of the Board of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”);

3.	Proposal No. 3 — Director Election Proposal — To re-elect, by way of ordinary resolution of the holders of the Class B ordinary shares of the Company, par value $0.0001 per share (“Class B Ordinary Shares,” together with Class A Ordinary Shares, “Ordinary Shares”), M. Joseph Beck and Adam Blake as the Class III directors of the Board to hold office until the 2026 annual general meeting of the Company (the “Director Election Proposal”); and

4.	Proposal No. 4 — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or for any other reason in the discretion of the chairperson of the Meeting (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination (the “Business Combination”).

v

On August 15, 2023, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) with LatAm Logistic Properties S.A., a company incorporated under the laws of Panama (together with its successors, “LLP”), by a joinder agreement, each of Logistic Properties of the Americas, a Cayman Islands exempted company (“Pubco”), and Logistic Properties of the Americas Subco, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco, and upon execution of a joinder agreement, a to-be-formed company incorporated under the laws of Panama to be a wholly-owned subsidiary of Pubco, for a proposed business combination among the parties (the “LLP Transaction”). Pursuant to the Business Combination Agreement, Pubco will become the parent company of each of the Company and LLP following the consummation of the LLP Transaction. The total consideration to be paid by Pubco to LLP’s shareholders at the closing of the LLP Transaction (the “Merger Consideration”) will be an amount equal to $286,000,000. The Merger Consideration will be payable in new Pubco ordinary shares, each valued at a price per share equal to ten U.S. dollars ($10.00). The Business Combination Agreement does not provide for any purchase price adjustment.

The Company intends to call an extraordinary general meeting of its shareholders to approve the LLP Transaction. The Company currently has until January 1, 2024 to complete the LLP Transaction, which the Board believes is insufficient time to complete all the steps necessary to complete the LLP Transaction or another Business Combination if the LLP Transaction is not completed. Accordingly, the Board has determined that it is in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to consummate the LLP Transaction. Without the Charter Extension, the Company believes that it will not be able to complete the LLP Transaction on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing the LLP Transaction and would be forced to liquidate on the Original Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Class A Ordinary Shares (the “Public Shares”) sold in the Company’s initial public offering (the “initial public offering”) may elect (the “Election”) to redeem their Public Shares upon approval of the Extension Amendment Proposal (the “Redemption”). The per-share Redemption price will be paid in cash and equal to the aggregate amount then on deposit in the Company’s trust account, which was established at the initial public offering (the “Trust Account”), including interest earned and not previously released to the Company to pay its income taxes less up to $100,000 of interest to pay dissolution expenses, divided by the number of Public Shares then in issue, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the LLP Transaction. In addition, public shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the LLP Transaction by the Charter Extension Date. Our 5,359,375 Class B Ordinary Shares are held by (i) all of our holders of Class B Ordinary Shares immediately prior to our initial public offering, including two sponsor, a Cayman Islands limited liability company, and the Company’s officers and directors at the time of the initial public offering, to the extent they hold such shares and (ii) HC PropTech Partners III LLC, our sponsor (the “Sponsor”), our officers, directors, advisors and their affiliates.

On August 7, 2023, the Company issued a promissory note (the “2023 August Note”) to the Sponsor in an amount up to $1,500,000, of which approximately $668,000 had previously been advanced by the Sponsor. The 2023 August Note accrues no interest and is payable upon the consummation of the initial Business Combination or the date of the liquidation of the Company. As of September 30, 2023 and December 31, 2022, there were amounts of $1,218,414 and $0 advanced by the Sponsor under the 2023 August Note, respectively.

On March 29, 2021, the Company entered into that certain administrative services agreement (the “Administrative Services Agreement”) with two sponsor, a Cayman Islands limited liability company (the “Original Sponsor”), pursuant to which, commencing on the date the Company’s securities were first listed on the New York Stock Exchange (“NYSE”), the Company agreed to pay the Original Sponsor a total of $10,000 per month for office space, secretarial and administrative services. On March 31, 2023, pursuant to an assignment and assumption agreement, the Original Sponsor assigned the Administrative Services Agreement to the Sponsor. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. During the three and nine months ended September 30, 2023, the Company incurred $30,000 and $90,000 in expenses for these services, respectively, which are included in administrative expenses-related party on the accompanying unaudited condensed statements of operations. No amount was due as of September 30, 2023 and December 31, 2022.

On the Record Date (as defined below), the redemption price per share was approximately $             (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $                 million as of the Record Date (including interest not previously released to the Company to pay its income taxes, and less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the NYSE on the Record Date was $ .           Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving $                 per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the LLP Transaction on or before the Original Termination Date.

The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $                 million that was in the Trust Account as of the Record Date.

vi

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $               or (y) $              for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on January 2, 2024 and on the 2nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the LLP Transaction. If more than Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be decreased proportionately. For example, if we complete the LLP Transaction on July 1, 2024, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $              per share, with the aggregate maximum contribution to the Trust Account being $                  .. However, if              Public Shares are redeemed and                   of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be $                 per share, with the aggregate maximum contribution to the Trust Account being $                .

Assuming the Extension Amendment Proposal is approved, the initial Contribution amount will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account within seven calendar days from the 2nd day of such calendar month. The Contributions are conditioned upon the implementation of the Charter Extension. The Contributions will not be made if the Charter Extension is not approved or the Extension is not completed. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the proposals will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following January 1, 2024 until July 1, 2024 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination.

If the Extension Amendment Proposal is not approved and the LLP Transaction is not completed on or before the Original Termination Date, January 1, 2024, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of such Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

vii

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal (if put forth at the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Approval of the Director Election Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Class B Ordinary Shares, who, being entitled to do so, vote in person or by proxy at the Meeting. The Adjournment Proposal, if put forth and adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will be put forth for a vote if the Company anticipates that there are not sufficient votes to approve the Extension Amendment Proposal at the Meeting or for any other reason determined by the chairperson of the Meeting, and if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal will not be submitted to the shareholders for a vote.

The Board has fixed the close of business on                     , 2023 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Meeting and any adjournment or postponement thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment or postponement thereof. On the Record Date, there were 5,000,013 issued and outstanding Class A Ordinary Shares, and 5,359,375 issued and outstanding Class B Ordinary Shares.

To exercise your redemption rights, you must tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and that such proxyholder need not be a shareholder of the Company.

This proxy statement contains important information about the Meeting, the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement is dated             , 2023 and is first being mailed, along with the Annual Report on Form 10-K for the year ended December 31, 2022, to shareholders on or about                , 2023.

By Order of the Board of Directors of Two

Thomas D. Hennessy
Chairman of the Board

viii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	the Company’s ability to timely convene and hold the meeting of shareholders to approve the Business Combination and complete the LLP Transaction or an alternative Business Combination;

●	if the LLP Transaction is not consummated, the Company’s ability to enter into a definitive agreement and related agreements with respect to an alternative Business Combination;

●	the anticipated benefits of the LLP Transaction;

●	the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of the Company;

●	the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance;

●	the competitive environment in which our successor will operate following the LLP Transaction; and

●	proposed changes in the rules of the Securities and Exchange Commission (the “SEC”) related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law.

For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Reports on Form 10-K, as amended, for the years ended December 31, 2022 and December 31, 2021, as filed with the SEC on March 27, 2023 and April 1, 2022, respectively, and in other reports the Company filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements). For risks relating to LLP Transaction and LLP, see the Registration Statement on Form F-4 that will be filed by Pubco with the SEC.

1

QUESTIONS AND ANSWERS ABOUT THE MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Meeting and the proposals to be presented at the Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposal to be presented at the Meeting and the voting procedures for the Meeting, which will be held on                    , 2023, at 11:00 a.m., Eastern Time. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned or postponed. You will not be required to attend the Meeting in person in order to vote.

Q:	Why am I receiving this proxy statement?

A:	The Company is a blank check company incorporated as a Cayman Islands exempted company on January 15, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On April 1, 2021, the Company completed its initial public offering of 20,000,000 Public Shares, at an offering price of $10.00 per Public Share, generating gross proceeds of $200.0 million. On April 13, 2021, the underwriters partially exercised their over-allotment option and purchased an additional 1,437,500 Public Shares, generating gross proceeds of approximately $14.4 million (the “Over-Allotment”).

On April 1, 2021, simultaneously with the closing of the initial public offering, the Company completed the private sale (the “Private Placement”) of 600,000 Class A Ordinary Shares (the “Private Placement Shares”), at a price of $10.00 per Private Placement Share to the Original Sponsor, generating gross proceeds of approximately $6.0 million. Simultaneously with the closing of the Over-Allotment on April 13, 2021, the Company consummated the second closing of the Private Placement, resulting in the purchase of an aggregate of an additional 28,750 Private Placement Shares by the Original Sponsor, generating gross proceeds to the Company of $287,500.

Upon the closing of the initial public offering, the Over-Allotment and the Private Placements, $214.4 million ($10.00 per share) of the net proceeds of the sale of the Public Shares in the initial public offering and of the Private Placement Shares in the Private Placements were placed in the Trust Account, located in the United States with Continental Stock Transfer & Trust Company acting as trustee. In March 2023, the Company instructed the trustee of the Trust Account to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account until the earlier of the consummation of a Business Combination and the liquidation of the Company. The funds were still held in this account as of September 30, 2023.

Like most blank check companies, the Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in the Trust Account to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

The Company believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until the Charter Extension Date if necessary in order to allow the Company additional time to complete the LLP Transaction and is therefore holding this Meeting.

Q:	When and where is the Meeting?

A:	The Meeting will be held on , 2023, at 11:00 a.m., Eastern Time and at the offices of the Company located at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105.

2

Q:	Can I attend the Meeting in person?

A:	Yes. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105.

Q:	What are the specific proposals on which I am being asked to vote at the Meeting?

A:	The Company’s shareholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to the Company’s Memorandum and Articles of Association as provided by the resolution in the form set forth in Annex A to give the Company’s Board the right to extend the Termination Date from January 1, 2024 until July 1, 2024 or such earlier date as determined by the Board;

2.	Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2023;

3.	Proposal No. 3 — Director Election Proposal — To re-elect, by way of ordinary resolution of the holders of the Class B Ordinary Shares, M. Joseph Beck and Adam Blake as the Class III directors of the Board to hold office until the 2026 annual general meeting of the Company; and

4.	Proposal No. 4 — Adjournment Proposal — If put, to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or for any other reason in the discretion of the chairperson of the Meeting. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

Q:	Are the proposals conditioned on one another?

A:	Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. If the Extension Amendment Proposal is not approved and the Charter Extension is not implemented, the Company will wind up, liquidate and dissolve.

If the Charter Extension is implemented and one or more of the Company’s shareholders elect to redeem their Public Shares pursuant to the Redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds, including interest earned but net of (i) the funds released to pay income taxes and (ii) $100,000 of interest to pay dissolution expenses, as available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating the LLP Transaction on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Charter Extension Amendment Proposal is approved and the Charter Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $              million that was in the Trust Account as of the Record Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $             or (y) $                 for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on January 2, 2024 and on the 2nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the LLP Transaction. If more than                Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be decreased proportionately. For example, if we complete the LLP Transaction on July 1, 2024, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $ per share, with the aggregate maximum contribution to the Trust Account being $ . However, if Public Shares are redeemed and                    of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be $ per share, with the aggregate maximum contribution to the Trust Account being $           ..

3

If the Extension Amendment Proposal is not approved and the LLP Transaction is not completed on or before the Original Termination Date, January 1, 2024, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of such Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The holders of the Founder Shares have waived their rights to participate in any liquidating distribution with respect to the 5,359,375 Founder Shares.

Neither the Auditor Ratification Proposal nor the Director Election Proposal is conditioned on the approval of the Extension Amendment Proposal or the Adjournment Proposal.

The Adjournment Proposal is not conditioned on the approval of any of the other three proposals. If the Company anticipates that it may not have sufficient votes to pass the Extension Amendment Proposal, the Auditor Ratification Proposal or the Director Election Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension, the Auditor Ratification Proposal or the Director Election Proposal. If the Adjournment Proposal is put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

Q:	Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:	The Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Original Termination Date. As explained below, we will not be able to complete a Business Combination by that date. Without the Charter Extension, the Company believes that it will not be able to complete the LLP Transaction on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date. Accordingly, the Board is proposing the Extension Amendment to extend the Company’s corporate existence until the Charter Extension Date.

On August 15, 2023, the Company entered into a Business Combination Agreement with LLP and other parties named thereof. The Company intends to call an extraordinary general meeting of its shareholders to approve the LLP Transaction. The Company currently has until January 1, 2024 to complete the LLP Transaction, which the Board believes is insufficient time to complete all the steps necessary to complete the LLP Transaction or another Business Combination if the LLP Transaction is not completed. Accordingly, the Board has determined that it is in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to consummate the LLP Transaction. Without the Charter Extension, the Company believes that it will not be able to complete the LLP Transaction on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing the LLP Transaction and would be forced to liquidate on the Original Termination Date.

4

Because we may not be able to complete the LLP Transaction within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete an initial Business Combination.

In particular, the Company believes that given its expenditure of time, effort and money on finding a Business Combination target, circumstances warrant providing public shareholders an opportunity to consider the LLP Transaction. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Memorandum and Articles of Association by the resolution in the form set forth in Annex A hereto to, among other things, (i) extend the date by which we must (a) consummate a Business Combination, (b) cease our operations if we fail to complete such Business Combination, and (c) redeem or repurchase 100% of the Public Shares sold in our initial public offering, from January 1, 2024 to July 1, 2024 (or such earlier date as determined by the Board). The Extension Amendment Proposal is a condition of the Charter Extension.

If the Company anticipates that it may not have sufficient votes to pass the Extension Amendment Proposal, the Auditor Ratification Proposal or the Director Election Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal. If the Adjournment Proposal is put forth at the Meeting and is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates, and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal will be put at the Meeting for approval even if the Company anticipates that there are insufficient votes for, or otherwise in connection with, the approval of such proposals. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal will not be submitted to the shareholders for a vote provided that the Adjournment Proposal is approved, provided that the Adjournment Proposal passes.

Q:	What vote is required to approve the proposals presented at the Meeting?

A:	The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by of those holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal (if put forth at the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Approval of the Director Election Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Class B Ordinary Shares, who, being entitled to do so, vote in person or by proxy at the Meeting.

A shareholder of the Company who attends the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending its duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholder will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Adjournment Proposal.

5

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	The Company believes shareholders will benefit from the Company consummating the LLP Transaction and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete the LLP Transaction until the Charter Extension Date. Without the Charter Extension, the Company believes that it will not be able to complete the LLP Transaction on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date. Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Why should I vote “FOR” the Auditor Ratification Proposal?

A:	Withum has served as the Company’s independent registered public accounting firm since 2021. Our audit committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete the LLP Transaction. Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

Q:	Why should I vote “FOR” the Director Election Proposal?

A:	Our Memorandum and Articles of Association provides that our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. In accordance with the NYSE corporate governance requirements, we are required to hold an annual general meeting no later than one year after our first fiscal year end following our listing on the NYSE. At the Meeting, our holders of Class B Ordinary Shares will have an opportunity to vote for the re-election of M. Joseph Beck and Adam Blake as the Class III directors of the Board to hold office until the 2026 annual general meeting of the Company.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is put forth at the Meeting and not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal or the Director Election Proposal or for any other reason in the discretion of the chairperson of the Meeting.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	If the Extension Amendment Proposal is approved, the Extension will be implemented and the pro-rata amount per Class A Ordinary Share payable to redeeming shareholders will be removed from the Trust Account and distributed to redeeming shareholders.

We are seeking the Extension Amendment to provide us additional time to complete a Business Combination.

Upon approval of the Extension Amendment Proposal by the affirmative vote of at least two-thirds of the shareholders entitled to vote who attend and vote at a general meeting of the Company, we will file the proposed amendment to the Amended and Restated Memorandum and Articles of Association by the resolution in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Ordinary Shares will remain publicly traded. The Company will then continue to work to consummate the LLP Transaction by the Extended Date.

Q:	How will the Sponsor and the Company’s directors and officers vote?

A:	The Sponsor and the Company’s directors and officers have advised the Company that they intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and, if necessary, the Adjournment Proposal.

6

The Sponsor, the Company’s directors, officers and directors and their respective affiliates are not entitled to redeem any Class B Ordinary Shares or Class A Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor, the Company’s directors, officers and directors and their respective affiliates beneficially owned and were entitled to vote an aggregate of 3,347,611 Class B Ordinary Shares, collectively representing approximately 62.5% of the Company’s issued and outstanding Class B Ordinary Shares and 32.3% of the Company’s issued and outstanding Ordinary Shares.

In addition, the Sponsor may enter into arrangements with a limited number of the Company’s shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such shareholders either Founder Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Meeting in person or by proxy, or if you do attend the Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal are approved, the Adjournment Proposal will not be presented for a vote. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Charter Extension Date.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:	If there are insufficient votes to approve the Extension Amendment Proposal based on the tabulated votes received prior to the Meeting, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal will not be submitted to the shareholders for a vote provided that the Adjournment Proposal passes.

If the Extension Amendment Proposal is not approved at the Meeting or at any adjournment or postponement thereof and the LLP Transaction is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, and less up to $100,000 of interest to pay dissolution expenses, divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of such Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the Founder Shares have waived their rights to participate in any liquidating distribution with respect to the 5,359,375 Founder Shares.

7

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate the LLP Transaction until the Charter Extension Date. The Company will file an amendment to its Memorandum and Articles of Association with the Registrar of Companies of the Cayman Islands in substantially the form that appears in resolution as set out in Annex A hereto and will continue its efforts to obtain approval of the LLP Transaction at a Meeting and consummate the closing of the LLP Transaction on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Company’s officers, directors, the Sponsor and its affiliates. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $                million that was in the Trust Account as of the Record Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $             or (y) $          for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on January 2, 2024 and on the 2nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the LLP Transaction. If more than Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be decreased proportionately. For example, if we complete the LLP Transaction on July 1, 2024, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $             per share, with the aggregate maximum contribution to the Trust Account being $ . However, if Public Shares are redeemed and                    of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be $ per share, with the aggregate maximum contribution to the Trust Account being $          .

Assuming the Extension Amendment Proposal is approved, the initial Contribution amount will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account within seven calendar days from the 2nd day of such calendar month. The Contributions are conditioned upon the implementation of the Charter Extension. The Contributions will not be made if the Charter Extension is not approved or the Extension is not completed. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the proposals will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following January 1, 2024 until July 1, 2024 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

8

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:	Yes. Whether you vote for or against the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:	No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the NYSE.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by:

●	entering a new vote by Internet;

●	sending a later-dated, signed proxy card to two, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448, Attn: Thomas D. Hennessy, Chief Executive Officer, so that it is received by the Company’s Chief Executive Officer on or before the Meeting; or

●	attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer on or before the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by of those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal (if put forth at the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Approval of the Director Election Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Class B Ordinary Shares, who, being entitled to do so, vote in person or by proxy at the Meeting.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

9

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each of the proposals is approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

The Company believes that the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal, if presented to the shareholders at this Meeting, will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on these proposals presented at the Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on any of the proposals.

In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

Q:	What constitutes a quorum at the Meeting?

A:	The holders of a majority of the issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a quorum and in order to conduct business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Sponsor owns approximately 31.0% of the Company’s issued and outstanding Ordinary Shares, which will count towards this quorum. As a result, in addition to the Ordinary Shares owned by the Sponsor, approximately 1,967,084 Class A Ordinary Shares would be required to achieve a quorum.

Q:	How do I vote?

A:	If you were a holder of record of Ordinary Shares on , 2023, the Record Date for the Meeting, you may vote with respect to the proposal yourself at the Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:00 a.m., Eastern Time, on , 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

10

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Auditor Ratification Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal is in the best interests of the Company and its shareholders and recommends that the Company’s shareholders vote “FOR” the Auditor Ratification Proposal, “FOR” the nominee set forth in the Director Election Proposal and “FOR” the Adjournment Proposal, if presented.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:	The Company’s Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares. See the section entitled “The Meeting — Interests of the Sponsor, Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how each of the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	In connection with the Charter Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, the Company’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, and less up to $100,000 of interest to pay dissolution expenses, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated March 29, 2021, filed in connection with the Company’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on , 2023 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

11

Shareholders of the Company seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is the Company’s understanding that its shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Shareholders of the Company seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:	What should I do if I receive more than one set of voting materials for the Meeting?

A:	You may receive more than one set of voting materials for the Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Meeting?

A:	The Company will pay the cost of soliciting proxies for the Meeting. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Morrow $15,000 for its services. The Company will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition, the Company will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

two

195 US HWY 50, Suite 208

Zephyr Cove, NV 89448

Tel: (310) 954-9665

You may also contact the proxy solicitor for the Company at:

12

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Shareholders may call toll-free: (800) 662-5200

Banks and brokers may call collect: (203) 658-9400

Email: TWOA.info@investor.morrowsodali.com

To obtain timely delivery, shareholders must request the materials no later than                  , 2023, or five business days prior to the date of the Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on                    , 2023 (two business days before the Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

13

RISK FACTORS

You should consider carefully all of the risks described in our Annual Reports on Form 10-K, as amended, for the years ended December 31, 2022 and December 31, 2021, as filed with the SEC on March 27, 2023 and April 1, 2022, respectively, and in other reports the Company filed with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. For risks relating to the Business Combination with LLP, see the Registration Statement on Form F-4 that will be filed by Pubco with the SEC.

There are no assurances that the Extension Amendment Proposal, the Charter Extension in particular, will enable us to complete the LLP Transaction.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved, the Company can provide no assurances that the LLP Transaction will be consummated prior to the Charter Extension Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, the Company expects to seek shareholder approval of the LLP Transaction. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the LLP Transaction. Even if the Extension Amendment Proposal or the LLP Transaction are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and the LLP Transaction vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

A 1% U.S. federal excise tax may decrease the value of our securities following our initial Business Combination, hinder our ability to consummate an initial Business Combination, and decrease the amount of funds available for distribution in connection with a liquidation.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax would apply with respect to redemptions of shares in connection with a Business Combination or other shareholder vote pursuant to which shareholders would have a right to submit their shares for redemption (a “Redemption Event”). The excise tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax.

14

As described in the section below entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights,” if the deadline for us to complete a Business Combination (currently January 1, 2024) is extended, our public shareholders will have the right to require us to redeem their Public Shares. Because we are a Cayman Islands company, any redemption or other repurchase that occurs in connection with an initial Business Combination — particularly one that involves our combination with a U.S. entity and/or our re-domestication as a U.S. corporation — may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete the LLP Transaction.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of the LLP Transaction may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete the LLP Transaction. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete the LLP Transaction. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate the LLP Transaction, including the SPAC Rule Proposals described below.

In March 2022, the SEC issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete the LLP Transaction and may constrain the circumstances under which we could complete the LLP Transaction. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing the LLP Transaction, and may constrain the circumstances under which we could complete the LLP Transaction. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

15

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete the Business Combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete the LLP Transaction and instead liquidate the Company.

To mitigate the risk that the Company might be deemed to be an investment company for purposes of the Investment Company Act, in March 2023, the Company instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or our liquidation. As a result, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation.

The funds in the Trust Account had, since the Company’s initial public offering, been held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, in March 2023, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or liquidation. Following such liquidation, the Company may receive less interest on the funds held in the Trust Account than the interest the Company would have received pursuant to the original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be deemed to be an unregistered investment company, in which case, we may be required to liquidate. Were we to liquidate, our securityholders would lose the investment opportunity associated with an investment in the Pubco, including any potential price appreciation of our securities.

16

Adverse developments affecting the financial services industry, including events or concerns involving liquidity, defaults or non-performance by financial institutions, could adversely affect the Company’s or LLP’s business, financial condition or results of operations, or prospects.

The funds in the Company’s operating account and Trust Account are held in banks or other financial institutions. Cash held in non-interest bearing and interest-bearing accounts would exceed any applicable Federal Deposit Insurance Corporation (“FDIC”) insurance limits. Should events, including limited liquidity, defaults, non-performance or other adverse developments occur with respect to the banks or other financial institutions that hold the Company or LLP’s funds, or that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, our liquidity may be adversely affected. For example, on March 10, 2023, the FDIC announced that Silicon Valley Bank had been closed by the California Department of Financial Protection and Innovation. Although we did not have any funds in Silicon Valley Bank or other institutions that have been closed, we cannot guarantee that the banks or other financial institutions that hold our funds will not experience similar issues.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Company or LLP to acquire financing on favorable terms in connection with the LLP Transaction, or at all, and could have material adverse impacts on liquidity, their respective business, financial condition or results of operations, and prospects. The Company and LLP’s businesses may be adversely impacted by these developments in ways that cannot be predicted at this time, there may be additional risks that have not yet been identified, and we cannot guarantee that negative consequences can be avoided directly or indirectly from any failure of one or more banks or other financial institutions.

We may not be able to complete the Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit the Business Combination to be consummated with us, we may not be able to consummate the Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate the Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

Because we are a Cayman Islands exempted company, we may be considered a “foreign person” under such rules.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete the Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $                    per share, or less in certain circumstances. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

17

THE MEETING

This proxy statement is being provided to shareholders of the Company as part of a solicitation of proxies by the Board for use at the Meeting to be held on                 , 2023, and at any adjournment or postponement thereof. This proxy statement contains important information regarding the Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed, along with the Annual Report on Form 10-K for the year ended December 31, 2022, on or about                , 2023 to all shareholders of record of the Company as of                  , 2023, the Record Date for the Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.

Date, Time and Place of Meeting

The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105. The Meeting may be held at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote on the proposals.

The Proposals at the Meeting

At the Meeting, shareholders of the Company will consider and vote on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to the Company’s Memorandum and Articles of Association as provided by the resolution in the form set forth in Annex A to give the Company’s Board the right to extend the Termination Date from January 1, 2024 until July 1, 2024 or such earlier date as determined by the Board.

2.	Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2023.

3.	Proposal No. 3 — Director Election Proposal — To re-elect, by way of ordinary resolution of the holders of the Class B Ordinary Shares, M. Joseph Beck and Adam Blake as the Class III directors of the Board to hold office until the 2026 annual general meeting of the Company.

4.	Proposal No. 4 — Adjournment Proposal — If put, to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or for any other reason in the discretion of the chairperson of the Meeting. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Meeting if you owned Ordinary Shares at the close of business on                   , 2023, which is the Record Date for the Meeting. You are entitled to one vote for each Class A Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. As of the Record Date, 5,000,013 Class A Ordinary Shares and 5,359,375 Class B Ordinary Shares are issued and outstanding. No preferred shares are issued or outstanding.

18

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for the Proposals for the Meeting

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by of those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal (if put forth at the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Approval of the Director Election Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Class B Ordinary Shares, who, being entitled to do so, vote in person or by proxy at the Meeting.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each of the proposals is approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals.

It is possible that the Company will not be able to complete the LLP Transaction by the Charter Extension Date if the Extension Amendment Proposal is approved. In such event, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares — Shareholders of Record

If you are a shareholder of record of the Company, you may vote by mail or Internet. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the nominee set forth in the Director Election Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:00 a.m., Eastern Time, on                   , 2023.

19

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet. A large number of banks and brokerage firms offer Internet voting. If your bank or brokerage firm does not offer Internet voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on , 2023.

You will receive a confirmation of your registration by email after the Company receives your registration materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Follow the instructions provided to vote. The Company encourages you to access the meeting prior to the start time leaving ample time for the check in.

Attending the Meeting

The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105. You will not be required to attend the meeting in person in order to vote as you may vote by proxy instead.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

●	you may enter a new vote by Internet;

●	you may send a later-dated, signed proxy card to two, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448, so that it is received by the Company on or before the Meeting; or

●	you may attend the Meeting, as indicated above.

20

No Additional Matters

The Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incidental to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this proxy statement, which serves as the notice of the Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Class A Ordinary Shares, you may contact the proxy solicitor for the Company at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Shareholders may call toll-free: (800) 662-5200

Banks and brokers may call collect: (203) 658-9400

Email: TWOA.info@investor.morrowsodali.com

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net funds required for income taxes payable, if any (less up to $100,000 of interest to pay dissolution expenses). If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

●	on or before 5:00 p.m., Eastern Time, on , 2023 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

21

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $        million as of the Record Date. Prior to their exercising redemption rights, shareholders of the Company should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders.

Appraisal Rights

There are no appraisal rights available to the Company’s shareholders in connection with any of the proposals.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. The Company has engaged Morrow to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay $15,000 for its services. The Company will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company and its directors, officers and employees may also solicit proxies on the Internet. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal. Shareholders of the Company should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

●	the fact that the Sponsor, our officers, directors, advisors and their affiliates own an aggregate of 3,347,611 Founder Shares which they purchased from the Original Sponsor for an aggregate price of $500,000 and which will be converted into up to 3,347,611 Pubco ordinary shares, which will have a significantly higher value at the time of the LLP Transaction, if it is consummated, and, based on the closing trading price of the Class A Ordinary Shares on , 2023, which was $ , would have an aggregate value of approximately $ million as of the same date, representing a % gain on the Sponsor’s investment. The Original Sponsor currently owns 1,906,764 Founder Shares, or 35.6% of the total issued and outstanding Founder Shares or 18.4% of the total issued and outstanding Ordinary Shares of the Company. If the Company does not consummate the Business Combination or another initial Business Combination by January 1, 2024 (unless such date is extended by and with the approval of our shareholders), and we are therefore required to be liquidated, these shares would be worthless, as Founder Shares are not entitled to participate in any redemption or liquidation of the Trust Account. Based on the difference in the effective purchase price of $0.149 per share that the Sponsor paid for the Founder Shares, as compared to the purchase price of $10.00 per Class A Ordinary Share sold in the initial public offering, the Sponsor may earn a positive rate of return even if the stock price of Pubco after the closing of the LLP Transaction (the “Closing”) falls below the price initially paid for the Class A Ordinary Shares in the initial public offering and the public shareholders experience a negative rate of return following the Closing of the LLP Transaction;

22

●	the fact that if the Company does not consummate the LLP Transaction or another initial Business Combination by January 1, 2024 (unless such date is extended by and with the approval of the Company’s shareholders), it would cease all operations except for the purpose of winding up, redeeming all of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and its directors, dissolving and liquidating, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsor will benefit from the completion of an initial Business Combination and may be incentivized to complete the acquisition of a less favorable target company or on terms less favorable to shareholders rather than to liquidate;

●	the fact that on August 7, 2023, the Company issued the 2023 August Note to the Sponsor in an amount up to $1,500,000, of which approximately $668,000 had previously been advanced by the Sponsor. The 2023 August Note accrues no interest and is payable upon the consummation of the initial Business Combination or the date of the liquidation of the Company. If the LLP Transaction or another initial Business Combination is not consummated, the 2023 August Note may not be repaid;

●	the fact that the Sponsor is entitled to $10,000 per month for office space, secretarial and administrative services until the completion of an initial Business Combination under the Administrative Services Agreement;

●	the fact that the Sponsor and our officers and directors have waived their right to redeem their Founder Shares and any other Ordinary Shares held by them, or to receive distributions from the Trust Account with respect to the Founder Shares upon our liquidation if we are unable to consummate an initial Business Combination;

●	the continued indemnification of the Company’s existing directors and officers and the continuation of the Company’s directors’ and officers’ liability insurance after the LLP Transaction or an alternative Business Combination;

●	the fact that unless we consummate an initial Business Combination, our directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them in connection with the LLP Transaction or an alternative Business Combination (to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account); and

●	the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transactions agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay taxes. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under the Company’s indemnity of the underwriters of the initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Additionally, if the Extension Amendment Proposal are approved and the Company consummates the LLP Transaction, the directors and officers may have additional interests, including interests in the LLP Transaction. Such interests will be described in the Registration Statement on Form F-4 for such transaction.

23

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Thomas D. Hennessy	38	Director, Chairman, Chief Executive Officer
Nicholas Geeza	38	Chief Financial Officer
M. Joseph Beck	38	Director
Adam Blake	38	Director
Jack Leeney	38	Director
Gloria Fu	52	Director

The experience of our directors and executive officers is as follows:

Thomas D. Hennessy has served as Director, Chairman and Chief Executive Officer of the Company since March 2023. He has served as a Managing Partner of Growth Strategies of Hennessy Capital Group, LLC, an alternative investment firm founded in 2013 that focuses on investing in industrial, infrastructure, climate and real estate technologies. He has served as a director of TortoiseEcofin Acquisition Corp. III (NYSE: TRTL), a special purpose acquisition company, since July 2023. Mr. Hennessy has served as a director of Jaguar Global Growth Corporation I (Nasdaq: JGGC), a special purpose acquisition company targeting businesses operating primarily outside of the United States in the PropTech sector, since February 2021. Since December 2020, he has served as a director of 7GC & Co. Holdings Inc. (Nasdaq: VII), a special purpose acquisition company targeting the technology industry. Mr. Hennessy, in his role as Chairman, Co-Chief Executive Officer and President, has executed two successful SPAC business combinations, including (i) PropTech Acquisition Corporation’s business combination with Porch Group, Inc. (Nasdaq: PRCH) in 2020; and (ii) PropTech Investment Corporation II’s business combination with Appreciate Holdings, Inc. (Nasdaq: SFR) in 2022. Since 2021, Mr. Hennessy has also invested in numerous privately-held companies in his capacity as Managing Partner of Hennessy Capital Growth Partners, a growth equity fund that serves as a strategic capital and growth partner to real estate technology and climate technology companies. Mr. Hennessy served from 2014 to 2019 as a Portfolio Manager of Abu Dhabi Investment Authority. Mr. Hennessy holds a B.A. degree from Georgetown University and an M.B.A. from the University of Chicago Booth School of Business. Mr. Hennessy is qualified to serve as a director of the Company due to his extensive experience with special purpose acquisition companies and his expertise in mergers and acquisitions.

Nicholas Geeza has served as the Chief Financial Officer of the Company since April 2023. Mr. Geeza has served as Head of Business Development of Hennessy Capital Growth Strategies, an alternative investment company, since April 2023. Mr. Geeza has served as Enterprise Sales Director for Capital Preferences, Ltd., a wealth technology platform focused on using behavioral economics to reveal client preferences and drive increased assets under management for global enterprise financial institutions, since March 2022. From November 2007 to March 2022, Mr. Geeza served as Senior Vice President in the Derivative Products Group at U.S. Bank National Association, where he was responsible for developing and servicing client relationships in the National Corporate Banking Technology, Automotive and Insurance divisions. During his tenure, Mr. Geeza assisted in the development and successful implementation of a dynamic hedging platform, advised on compliance with U.S. GAAP accounting requirements, and negotiated International Swaps and Derivatives Association, Dodd-Frank, and collateral management documentation. Prior to U.S. Bank, Mr. Geeza worked at JP Morgan Chase & Co. in New York. Mr. Geeza graduated cum laude with a B.S. from Georgetown University and earned an MBA from the University of Chicago Booth School of Business.

24

M. Joseph Beck has served as a member of the Board, a member of the audit committee, as chairperson of the compensation committee and a member of the nominating and corporate governance committee of the Company since March 2023. Mr. Beck has served as a director of Jaguar Global Growth Corporation I, a special purpose acquisition company targeting business operating primarily outside of the United States in the PropTech sector, since February 2021. Since December 2020, he has served as a director of 7GC & Co. Holdings Inc. (Nasdaq: VII), a special purpose acquisition company targeting the technology industry. From July 2019 to December 2020, he served as Co-Chief Executive Officer, Chief Financial Officer and director of PropTech Acquisition Corporation. Since August 2020, he has served as Co-Chief Executive Officer, Chief Financial Officer and Director of PropTech Investment Corporation II and subsequently a director of Porch Group, Inc. (Nasdaq: PRCH), which completed a business combination with PropTech Investment Corporation II in November 2022. Mr. Beck has served as a Managing Partner of Growth Strategies of Hennessy Capital Group LLC since July 2019. From August 2012 to July 2019, Mr. Beck served as a Senior Investment Manager of ADIA. From July 2008 to August 2012, Mr. Beck served as an analyst in the Investment Banking Division of Goldman, Sachs & Co. Mr. Beck holds a B.A. degree from Yale University. Mr. Beck is qualified to serve as a director of the Company due to his extensive experience with special purpose acquisition companies and his expertise in finance.

Adam Blake has served as a member of the Board, a member of the audit committee, a member of the compensation committee and chairperson of the nominating and corporate governance committee of the Company since March 2023. Mr. Blake is an independent investor. He served as an independent director of PropTech Investment Corporation II from December 2020 until November 2022. In January 2017, Mr. Blake co-founded Zego Inc., a digital amenity and resident engagement platform for apartments, for which he served as the Chief Executive Officer until April 2019, when it was acquired by PayLease, a portfolio company of Vista Equity Partners. In October 2010, Mr. Blake founded Brightergy, an energy service and software company, for which he served as Chief Executive Officer until July 2016. Previously, Mr. Blake was a real estate investor and developer specializing in multi-family apartments and other types of real estate investments. Mr. Blake holds a B.B.A degree from Texas Christian University. Mr. Blake is qualified to serve as a director of the Company due to his expertise in real estate investments.

Jack Leeney has served as a director of the Company since March 2023. He has served as Chairman and Chief Executive Officer of 7GC & Co. Holdings (Nasdaq: VII) since September 2020. He has served as a director of TortoiseEcofin Acquisition Corp. III (NYSE: TRTL), a special purpose acquisition company, since July 2023. He previously served as an independent director of PropTech Acquisition Corporation (Nasdaq: PTAC) from November 2019 to December 2022 and PropTech Investment Corporation II (Nasdaq: PTIC) from December 2020 to November 2022. Since 2016, Mr. Leeney has served as a Co-Founder and Managing Partner of 7GC & Co., a growth stage venture capital firm. Mr. Leeney led the firm’s investments in Cheddar (sold to Altice USA, May 2019), Capsule Corp., hims & hers (IPO, January 2021, NYSE: HIMS), Roofstock, The Mom Project, Reliance Jio, Because Market, Jackpocket, and Moonfare. He currently serves on the board of directors of The Mom Project and Because Market. Between April 2011 and December 2016, Mr. Leeney served on the boards of directors of Quantenna Communications, Inc. (Nasdaq: QTNA), DoAt Media Ltd. (Private), CinePapaya (acquired by Comcast), Joyent (acquired by Samsung), BOKU, Inc. (AIM: BOKU), Eventful (acquired by CBS) and Blueliv (Private). Previously, Mr. Leeney served as the Head of U.S. Investing for Telefonica Ventures between June 2012 and September 2016, the investment arm of Telefonica (NYSE: TEF), served as an investor at Hercules Capital (NYSE: HTGC) between May 2011 and June 2012 and began his career as a technology-focused investment banker at Morgan Stanley in 2007. Mr. Leeney holds a B.S. from Syracuse University. Mr. Leeney is well qualified to serve as a director due to his investment and advisory experience.

Gloria Fu has served as a member of the Board, chairperson of the audit committee, a member of the compensation committee and a member of the nominating and corporate governance committee of the Company since April 2023. Ms. Fu currently serves on the board of directors and is a chair of the audit committee for Appreciate Holdings, Inc. (Nasdaq: SFR), which combined with PropTech Investment Corporation II (Nasdaq: PTIC) in November 2022. Gloria Fu previously served as an independent director of PTIC II beginning December 2020 and was a member of the audit and compensation committees. Ms. Fu is the East Coast Chapter Chair for the International Luxury Hotel Association, a leading trade association for luxury hospitality executives. Ms. Fu is also on the board of directors and member of the audit and development committees for Visions, a New York based non-profit sponsoring programs for the blind. Ms. Fu brings over 20 years of investment management expertise, most recently at JPMorgan Asset Management, Inc., where she served as a Managing Director and portfolio manager from February 2004 to April 2019. Ms. Fu’s broad base of expertise includes strategy, financial analysis, and shareholder-related issues. Ms. Fu is a subject matter expert in corporate governance issues. Ms. Fu was a founding member of JPMorgan Asset Management’s Proxy Committee for which she provided leadership and guidance on a broad range of topics including proxy contests, Say on Pay, and ESG. From March 2002 to February 2004, Ms. Fu was a Vice President at JPMorgan Securities and a sell-side equity research analyst focused on the gaming and lodging industries. Ms. Fu is a Chartered Financial Analyst and holds a Bachelor of Sciences in Hotel Administration and Masters in Hospitality Administration from Cornell University. Ms. Fu is qualified to serve as a director of the Company due to her investment advisory and real estate expertise, particularly omnichannel retail and lodging.

25

Number and Terms of Office of Officers and Directors

We have 5 directors. Our Board is divided into three classes, with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to this Meeting) serving a three-year term. The term of office of the Class I directors, consisting of Thomas D. Hennessy, will expire at our annual general meeting in 2025. The term of office of the Class II directors, consisting of Jack Leeney and Gloria Fu, will expire at our annual general meeting in 2024. The term of office of the Class III directors, consisting of M. Joseph Beck and Adam Blake, will expire at this Meeting.

Holders of the Founder Shares will have the right to appoint and remove all of our directors prior to consummation of the Business Combination and holders of the Public Shares will not have the right to vote on the appointment of directors during such time. Each of our directors will hold office for a three-year term. Incumbent directors will also have the ability to appoint additional directors or to appoint replacement directors in the event of a casual vacancy.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate. Our officers may consist of a Chairman, a Chief Executive Officer, a President, a Chief Operating Officer, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer and such other offices as may be determined by our board of directors.

Director Independence

The NYSE listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Our Board has determined that each of Jack Leeney, Gloria Fu, M. Joseph Beck and Adam Blake are an “independent director” under applicable SEC and NYSE rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Officer and Director Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us. Pursuant to the Administrative Services Agreement, the Company agreed to pay the Original Sponsor a total of $10,000 per month for office space, secretarial and administrative services. On March 31, 2023, pursuant to an assignment and assumption agreement, the Original Sponsor assigned the Administrative Services Agreement to the Sponsor. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. Our executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential partner businesses and performing due diligence on suitable Business Combinations. Our audit committee reviews on a quarterly basis all payments that were made by us to our executive officers or directors, or our or their affiliates. Any such payments prior to an initial Business Combination will be made using funds held outside the Trust Account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial Business Combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the Company to our executive officers and directors, or any of their respective affiliates, prior to completion of our initial Business Combination.

After the completion of our initial Business Combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed Business Combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed Business Combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

26

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management team’s motivation in identifying or selecting a partner business but we do not believe that the ability of our management team to remain with us after the consummation of our initial Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Committees of the Board of Directors

Our Board has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Subject to phase-in rules and a limited exception, NYSE rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and NYSE rules require that the compensation committee and nominating and corporate governance committee of a listed company each be comprised solely of independent directors.

Audit Committee

We established an audit committee of the board of directors. Gloria Fu, M. Joseph Beck and Adam Blake serve as members of our audit committee. Our Board has determined that each of our audit committee members is independent. Gloria Fu serves as the chairperson of the audit committee. Each member of the audit committee meets the financial literacy requirements of the NYSE and our Board has determined that Gloria Fu qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

The audit committee is responsible for:

●	assisting Board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors;

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

27

Compensation Committee

We have established a compensation committee of our Board. However, as we are not paying compensation to any employees, and have already determined director compensation, we do not expect that the compensation committee will meet for substantive compensation purposes prior to our initial Business Combination. The members of our compensation committee are Gloria Fu, M. Joseph Beck and Adam Blake. M. Joseph Beck serves as chairperson of the compensation committee. Our Board has determined that all of the directors on the compensation committee are independent. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and making recommendations to our Board with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to Board approval of all of our other officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

Nominating and Corporate Governance Committee

We established a nominating and corporate governance committee of our Board. The members of our nominating and corporate governance committee are Gloria Fu, M. Joseph Beck and Adam Blake, with Adam Blake serving as chairperson. Our Board has determined that each of Gloria Fu, M. Joseph Beck and Adam Blake is an independent director.

28

The nominating and corporate governance committee is responsible for:

●	identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by our Board, and recommending to our Board candidates for nomination for appointment;

●	developing and recommending to our Board and overseeing implementation of our corporate governance guidelines;

●	coordinating and overseeing the annual self-evaluation of our Board, its committees, individual directors and management in the governance of the company; and

●	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

Guidelines for Selecting Director Nominees

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the Board or compensation committee of any entity that has one or more officers serving on our Board.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

29

PROPOSAL NO. 1— THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Memorandum and Articles of Association to extend the date by which the Company has to consummate a Business Combination to the Charter Extension Date so as to give the Company additional time to complete the LLP Transaction. A copy of the proposed amendment to the Memorandum and Articles of Association of the Company is attached to this proxy statement as part of Annex A.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Charter Extension Amendment Proposal is approved and the Charter Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $        million that was in the Trust Account as of the Record Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $        or (y) $         for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on January 2, 2024 and on the 2nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the LLP Transaction. If more than        Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be decreased proportionately. For example, if we complete the LLP Transaction on July 1, 2024, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $        per share, with the aggregate maximum contribution to the Trust Account being $          . However, if         Public Shares are redeemed and         of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be $         per share, with the aggregate maximum contribution to the Trust Account being $         .

Assuming the Extension Amendment Proposal is approved, the initial Contribution amount will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account within seven calendar days from the 2nd day of such calendar month. The Contributions are conditioned upon the implementation of the Charter Extension. The Contributions will not be made if the Charter Extension is not approved or the Extension is not completed. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the proposals will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following January 1, 2024 until July 1, 2024 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination.

If the Extension Amendment Proposal is not approved and the Charter Extension is not implemented, the Company will wind up, liquidate and dissolve.

Without the approval of the Extension Amendment Proposal and the implementation of the Charter Extension, the Company believes that it will not be able to complete the LLP Transaction on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

30

On the Record Date, the redemption price per share was approximately $        (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $        million as of the Record Date (including interest not previously released to the Company to pay its income taxes, and less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the NYSE on the Record Date was $         .. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving no more per share than if the share was sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the LLP Transaction on or before the Original Termination Date.

Reasons for the Extension Amendment Proposal

The Company’s Memorandum and Articles of Association provide that the Company has until the Original Termination Date to complete the LLP Transaction. The Company and its officers and directors agreed that they would not seek to amend the Company’s Memorandum and Articles of Association to allow for a longer period of time to complete the LLP Transaction unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company’s shareholders that the Charter Extension be obtained, and accordingly the approval of the Extension Amendment Proposal, so that the Company will have a limited additional amount of time to consummate the LLP Transaction. Without the Charter Extension, the Company believes that it will not be able to complete the LLP Transaction on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and the LLP Transaction is not completed on or before the Original Termination Date, January 1, 2024, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of such Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The holders of the Founder Shares have waived their rights to participate in any liquidating distribution with respect to the 5,359,375 Founder Shares.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to file an amendment to the Memorandum and Articles of Association as provided by the resolution in the form of Annex A hereto to extend the time it has to complete the LLP Transaction until the Charter Extension Date. The Company will then continue to attempt to consummate the LLP Transaction until the Charter Extension Date. The Company will remain a reporting company under the Exchange Act and expect that our Class A Ordinary Shares will remain publicly traded during this time.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

31

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of funds required for income taxes payable (and net up to $100,000 of interest to pay dissolution expenses). If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

●	on or before 5:00 p.m., Eastern Time, on , 2023 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $        million as of the Record Date. Prior to their exercising redemption rights, the Company’s shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

32

If the Company does not consummate the LLP Transaction on or before the Original Termination Date, and the Extension Amendment Proposal is not approved, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of the Company’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions;

●	mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies (or RICs);

●	real estate investment trusts (or REITs);

●	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	tax-exempt organizations;

●	persons that actually or constructively own 5 percent or more of the Company’s shares; and

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

33

WE URGE HOLDERS OF THE COMPANY’S SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If the Company is considered a “passive foreign investment company” for these purposes (which the Company will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated. If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

34

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because the Company is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

35

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

36

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the NYSE, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

37

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

38

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is set out in Annex A.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

39

PROPOSAL NO. 2 — THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking the shareholders to ratify the audit committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Withum has audited our financial statements for the fiscal years ended December 31, 2021 and 2022. A representative of Withum is not expected to be present at the Meeting; if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings and our initial public offering. The aggregate fees billed by Withum for audit fees, inclusive of required filings with the SEC for the year ended December 31, 2022 and for the period from January 15, 2021 (inception) through December 31, 2021, including the services rendered in connection with our initial public offering, totaled $65,500 and $119,260, respectively.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of the year ended December 31, 2022 and for the period from January 15, 2021 (inception) through December 31, 2021 financial statements are not reported under “Audit Fees.” For the year ended December 31, 2022 and for the period from January 15, 2021 (inception) through December 31, 2021, Withum did not render such services.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. For the year ended December 31, 2022 and for the period from January 15, 2021 (inception) through December 31, 2021, Withum did not render such services.

All Other Fees

All other fees consist of fees billed for all other services. For the year ended December 31, 2022 and for the period from January 15, 2021 (inception) through December 31, 2021, Withum did not render any of these other services.

Our audit committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Withum, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

40

Consequences if the Auditor Ratification Proposal is Not Approved

The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee may reconsider the selection of Withum as our independent registered public accounting firm.

Vote Required for Approval

The approval of the Auditor Ratification Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting together as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Failure to vote by proxy or to vote oneself at the Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Auditor Ratification Proposal is as follows:

“RESOLVED, as an ordinary resolution, that the selection of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 be and is hereby confirmed, ratified and approved in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE RATIFICATION OF THE SELECTION BY THE AUDIT COMMITTEE OF WITHUM AS OUR REGISTERED PUBLIC ACCOUNTING FIRM.

41

PROPOSAL NO. 3 — THE DIRECTOR ELECTION PROPOSAL

Overview

Our Board now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.” Holders of our Class B Ordinary Shares will have the right to appoint all of our directors prior to consummation of our Business Combination and holders of our Public Shares will not have the right to vote on the appointment of directors during such time. Our Board will be divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year.

In accordance with the NYSE corporate governance requirements, we are required to hold an annual general meeting no later than one year after our first fiscal year end following our listing on the NYSE. Our Board has nominated M. Joseph Beck and Adam Blake as the Class III directors of the Board with a term that would expire at the 2026 annual meeting of the Company.

Each of M. Joseph Beck and Adam Blake currently serves as a member of our Board and has agreed to serve if appointed. Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the appointment of the director nominees unless any of such nominees shall be unavailable, in which case such shares will be voted for substitute nominees designated by the Board. We have no reason to believe that either of the nominees will be unavailable or, if appointed, will decline to serve.

Nominee Biograph

For biographies of the director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Vote Required for Approval

Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law of the holders of the Class B Ordinary Shares, being the affirmative vote of a simple majority of the votes cast by the holders of the Class B Ordinary Shares, who, being entitled to do so, vote in person or by proxy at the Meeting. Failure to vote by proxy or to vote oneself at the Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Director Election Proposal is as follows:

“RESOLVED, as an ordinary resolution of the holders of the Class B ordinary shares, that the appointment of M. Joseph Beck and Adam Blake as the Class III directors of the Board of Directors of the Company to hold office until the 2026 annual general meeting of the Company in accordance with the Amended and Restated Memorandum and Articles of Association of the Company be approved.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT HOLDERS OF CLASS B ORDINARY SHARES OF THE COMPANY VOTE “FOR” THE APPROVAL OF THE NOMINEES SET FORTH IN THE DIRECTOR ELECTION PROPOSAL.

42

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if put forth and adopted, will allow the Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies or for any other reason in the discretion of the chairperson of the Meeting. The Adjournment Proposal may be presented to the Company’s shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal, the Auditor Ratification Proposal or the Director Election Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal, the Auditor Ratification Proposal or the Director Election Proposal.

If the Adjournment Proposal is not approved by the Company’s shareholders, the Meeting will proceed to business.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting together as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Failure to vote by proxy or to vote oneself at the Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting in lieu of an annual general meeting (the “Meeting”) to a later date or dates to be determined by the chairperson of the Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies or for any other reason in the discretion of the chairperson of the Meeting be confirmed, ratified and approved in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL, IF PUT TO THE MEETING.

43

BACKGROUND

Company is a blank check company incorporated as a Cayman Islands exempted company on January 15, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On April 1, 2021, the Company completed its initial public offering of 20,000,000 Public Shares, at an offering price of $10.00 per Public Share, generating gross proceeds of $200.0 million. On April 13, 2021, the underwriters partially exercised their over-allotment option and purchased an additional 1,437,500 Public Shares, generating gross proceeds of approximately $14.4 million.

On April 1, 2021, simultaneously with the closing of the initial public offering, the Company completed the Private Placement of 600,000 Private Placement Shares, at a price of $10.00 per Private Placement Share to the Original Sponsor, generating gross proceeds of approximately $6.0 million. Simultaneously with the closing of the Over-Allotment on April 13, 2021, the Company consummated the second closing of the Private Placement, resulting in the purchase of an aggregate of an additional 28,750 Private Placement Shares by the Original Sponsor, generating gross proceeds to the Company of $287,500.

Upon the closing of the initial public offering, the Over-Allotment and the Private Placements, $214.4 million ($10.00 per share) of the net proceeds of the sale of the Public Shares in the initial public offering and of the Private Placement Shares in the Private Placements were placed in the Trust Account, located in the United States with Continental Stock Transfer & Trust Company acting as trustee. In March 2023, the Company instructed the trustee of the Trust Account to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account until the earlier of the consummation of a Business Combination and the liquidation of the Company. The funds were still held in this account as of September 30, 2023.

We are currently authorized to issue 400,000,000 Class A Ordinary Shares, 10,000,000 Class B Ordinary Shares and 1,000,000 undesignated preference shares, $0.0001 par value each. As of the Record Date, 5,000,013 Class A Ordinary Shares and 5,359,375 Class B Ordinary Shares were issued and outstanding. No preferred shares are issued or outstanding.

As of the Record Date, approximately $       million from our initial public offering and the simultaneous sale of the Private Placement Shares is being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee. In March 2023, the Company instructed the trustee of the Trust Account to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account until the earlier of the consummation of a Business Combination and the liquidation of the Company. The funds were still held in this account as of September 30, 2023.

You are not being asked to vote on the LLP Transaction at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider the LLP Transaction, you will retain the right to vote on the LLP Transaction when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the LLP Transaction is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.

44

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

●	each of our named executive officers and directors that beneficially owns our Ordinary Shares; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	of Outstanding Ordinary Shares
Thomas D. Hennessy(2)	—	—	3,212,611	59.94%	31.0%
Nicholas Geeza	—	—	—	—	—
M. Joseph Beck	—	—	25,000	*	*
Adam Blake	—	—	25,000	*	*
Jack Leeney	—	—	25,000	*	*
Gloria Fu	—	—	30,000	*	*
All the directors and executive officers as a group (six individuals)	—	—	3,317,611	61.9%	32.0%
Other 5% Shareholders
HC PropTech Partners III LLC	—	—	3,212,611	59.94%	31.0%
two sponsor(3)	—	—	400,000	7.46%	3.86%
Radcliffe Capital Management, L.P.(4)	490,000	9.80%	—	—	4.73%

*	Less than one percent.

(1) Unless otherwise noted, the business address of each of the following entities or individuals is c/o two, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448.

(2) Mr. Hennessy exercises voting and investment control over our shares that are held by HC PropTech Partners III LLC.

(3) The business address of the reporting person is 900 Kearny Street Suite 610, the Presidio of San Francisco, San Francisco, CA 94133.

(4) According to the Schedule 13G filed by the reporting person on April 13, 2023, Radcliffe Capital Management, L.P. is the relevant entity for which RGC Management Company, LLC, Steven B. Katznelson and Christopher Hinkel may be considered control persons. Radcliffe SPAC Master Fund, L.P. is the relevant entity for which Radcliffe SPAC GP, LLC, Steven B. Katznelson and Christopher Hinkel may be considered control persons. The business address of each of the entities is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

45

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold an extraordinary general meeting before the Charter Extension Date to consider and vote upon approval of the LLP Transaction. Accordingly, if we consummate a Business Combination, the Company’s next extraordinary general meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Charter Extension Date, the Company will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following:

two

195 US HWY 50, Suite 208

Zephyr Cove, NV 89448

Tel: (310) 954-9665

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

If you would like additional copies of this proxy statement and the accompanying Annual Report on Form 10-K for the year ended December 31, 2022, or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Meeting, you should contact the Company at the following address and e-mail address:

two

195 US HWY 50, Suite 208

Zephyr Cove, NV 89448

Tel: (310) 954-9665

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from the Company’s proxy solicitor at the following address, telephone number and e-mail address:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Shareholders may call toll-free: (800) 662-5200

Banks and brokers may call collect: (203) 658-9400

Email: TWOA.info@investor.morrowsodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by        , 2023, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from the Company, such documents will be mailed to you by first class mail or another equally prompt means.

46

ANNEX A

PROPOSED AMENDMENTS

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

TWO

(the “Company”)

EXTENSION AMENDMENT PROPOSAL - RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended as follows:

(i)	Article 38.8 of the Amended and Restated Articles of Association of the Company be deleted in its entirety and replaced as follows:

“38.8	In the event that the Company does not consummate a Business Combination by July 1, 2024, or such earlier time as determined by the Directors, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve.

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii)	Article 38.9 of the Amended and Restated Articles of Association of the Company be deleted in its entirety and replaced as follows:

“38.9	In the event that any amendment is made to the Articles:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by July 1, 2024, or such earlier date as determined by the Directors, or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”.

(iii)	Article 38.11 of the Amended and Restated Articles of Association of the Company be deleted in its entirety and replaced as follows:

“38.11	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)	to approve an amendment to these Articles to:

(A)	extend the time the Company has to consummate a Business Combination beyond July 1, 2024, or such later time as the Members may approve in accordance with the Articles; or

(B)	amend the foregoing provisions of these Articles.”

A-1

TWO

195 US HWY 50, Suite 208

ZEPHYR COVE, NV 89448

FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF

SHAREHOLDERS OF TWO

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas D. Hennessy and Nicholas Geeza (the “Proxy”) as proxy, with full power to act and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting in lieu of an annual general meeting of two (the “Company”) to be held on         , 2023 at 11:00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105, or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the extraordinary general meeting in lieu of an annual general meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

A-2

TWO — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.		Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — RESOLVED, as a special resolution, that the Amended and Restated Memorandum of Association and Articles of Association be amended by the resolution in the form set forth in Annex A, with immediate effect, in order to extend the date by which the Company has to consummate a Business Combination from January 1, 2024 until July 1, 2024 (or such earlier date as determined by the Board).	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Auditor Ratification Proposal — RESOLVED, as an ordinary resolution, that the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 be ratified, approved and confirmed in all respects.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Director Election Proposal — RESOLVED, as an ordinary resolution of the Class B ordinary shares, that the re-election of M. Joseph Beck and Adam Blake as the Class III directors of the Board of Directors of the Company to hold office until the 2026 annual general meeting of the Company in accordance with the Amended and Restated Memorandum and Articles of Association of the Company be approved.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4) The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting in lieu of an annual general meeting to a later date or dates to be determined by the chairperson of the extraordinary general meeting in lieu of an annual general meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects or for any other reason determined by the chairperson.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Date: , 2023

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on Proposals 1, 2, 3 and 4. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of Proposals 1, 2, 3 and 4. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

A-3